UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2006 (May 6, 2006)

Commission file number: 0-22773

NETSOL TECHNOLOGIES, INC.
(Exact name of small business issuer as specified in its charter)

NEVADA	95-4627685
(State or other Jurisdiction of	(I.R.S. Employer NO.)
Incorporation or Organization)

23901 Calabasas Road, Suite 2072, Calabasas, CA 91302
(Address of principal executive offices) (Zip Code)

(818) 222-9195 / (818) 222-9197
(Issuer's telephone/facsimile numbers, including area code)

Item 1.01. Entry into a Material Definitive Agreement.

On May 6, 2006, NetSol Technologies, Inc., a Nevada corporation (the “Company”) entered into a Share Purchase Agreement whereby the Company agreed to acquire 100% of the issued and outstanding shares of McCue Systems, Inc., a California corporation (“McCue”) (the “Share Purchase Agreement”). Prior to the execution of the Share Purchase Agreement, McCue and the Company entered into a consulting agreement whereby the Company agreed to provide certain services to McCue. Other than this agreement, prior to the execution of the Share Purchase Agreement, there was no relationship between the Company and any of the parties to the Share Purchase Agreement.

This Amendment to the current report filed on May 9, 2006 is being filed to include financial statements of McCue and related pro forma financial information.

Exhibits

Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

a)	Financial Statements of the Business Acquired.

(1)	McCue Systems, Inc. Financial Statements for the year ended December 31, 2004 and 2005

(2)	McCue Systems, Inc. Financial Statements for the three months ended March 31, 2005 and 2006 (Unaudited)

(b)	Pro Forma Financial Information.

(1)	NetSol Technologies Inc. and Subsidiaries Pro Forma Financial Statements June 30, 2005 (Unaudited)

(2)	NetSol Technologies, Inc. and Subsidiaries Pro Forma Financial Statements for the nine months ended March 31, 2006 (Unaudited)

(c)	Exhibits

2.1	Share Purchase Agreement dated as of May 6, 2006 by and between the Company, McCue and the shareholders of McCue Systems Inc.*

*	Previously filed

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETSOL TECHNOLOGIES, INC.

Date: July 21, 2006	By:	/s/ NAEEM GHAURI

Name: Naeem Ghauri Title: Chief Executive Officer

Date: July 21, 2006	By:	/s/ TINA GILGER

Name: Tina Gilger Title: Chief Financial Officer

MCCUE SYSTEMS, INCORPORATED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
McCue Systems, Incorporated
Burlingame, California

We have audited the accompanying balance sheets of McCue Systems, Incorporated as of December 31, 2004 and 2005, and the related statements of operations, stockholders’ deficit and cash flows for the years ended December 31, 2004 and 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of McCue Systems, Incorporated as of December 31, 2004 and 2005, and the related statements of operations, stockholders’ deficit and cash flows for the years ended December 31, 2004 and 2005 in conformity with accounting principles generally accepted in the United States of America.

/s/ Kabani & Company, Inc.
CERTIFIED PUBLIC ACCOUNTANTS

Los Angeles, California
July 7, 2006

MCCUE SYSTEMS, INCORPORATED
BALANCE SHEETS
DECEMBER 31, 2004 and 2005

	2004	2005
ASSETS
Current assets:
Cash and cash equivalents	$494,857	$814,868
Accounts receivable, net of allowance for doubtful accounts
of $44,067	1,068,797	1,050,570
Other current assets	83,879	80,884
Total current assets	1,647,533	1,946,322
Property and equipment, net of accumulated depreciation	57,638	59,261
Intangible assets	139,200	232,781
Rent deposit	41,005	41,005
Total assets	$1,885,376	$2,279,369

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable and accrued expenses	$644,673	$633,656
Current portion of notes payable	64,121	—
Settlement payable	—	350,000
Unearned revenues	1,958,991	1,459,577
Total current liabilities	2,667,785	2,443,233
Commitments and contingencies	—	—

Stockholders' deficit:
Series A Preferred Stock, no par value; 500,000 authorized;
none issued and outstanding	—	—
Series B Preferred Stock, no par value; 830,000 authorized;
none issued and outstanding	—	—
Common stock, no par value; 5,000,000 share authorized;
669,539 issued and outstanding	2,710,275	2,710,275
Stock subscription receivable	(125,000)	—
APIC	31,728	31,728
Accumulated deficit	(3,399,412)	(2,905,867)
Total stockholders' deficit	(782,409)	(163,864)
Total liabilities and stockholders' deficit	$1,885,376	$2,279,369

See accompanying notes to these financial statements.

MCCUE SYSTEMS, INCORPORATED
STATEMENTS OF OPERATIONS

	For the Years
	Ended December 31,
	2004	2005
Revenues:
License Fees	$723,351	$1,385,103
Maintance Fees	1,864,298	2,082,868
Consulting and services	1,663,277	1,694,357
Hardware sales	276,888	331,276
Application service provider (ASP)	—	154,033
Total revenues	$4,527,814	$5,647,637

Cost of revenues:
Salaries and consultants	1,945,721	2,089,758
Travel and entertainment	36,733	46,797
Hardware	220,682	219,415
Sourcecode escrow	3,878	7,988
ASP expense	—	130,311
Other	1,546	—
Total cost of revenues	2,208,560	2,494,269
Gross profit	2,319,254	3,153,368

Operating expenses:
Selling and marketing	764,032	523,053
Depreciation and amortization	87,516	58,005
Settlement costs	—	350,000
Bad debt expense	27,044	20
Salaries and wages	426,888	457,481
Professional services, including non-cash
compensation	57,815	94,774
General and adminstrative	1,053,448	1,070,144
Total operating expenses	2,416,743	2,553,477
Income (loss) from operations	(97,489)	599,891
Other income and (expenses):
Interest expense	(8,122)	(4,561)
Interest income	20,669	15,325
Royalty income	13,148	1,467
Royalty expense	—	(7,830)
Other income	—	41,926
Total other income	25,695	46,327
Net income (loss)	$(71,794)	$646,218

Net income (loss) per share:
Basic	$(0.11)	$0.97
Diluted	$(0.11)	$0.90

Weighted average number of shares outstanding
Basic	669,539	669,539
Diluted	669,539	716,260

See accompanying notes to these financial statements.

MCCUE SYSTEMS, INCORPORATED
STATEMENTS OF STOCKHOLDERS’ DEFICIT
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2005

			Additional	Stock		Total
	Common Stock		Paid-In	Subscriptions	Accumulated	Stockholders'
	Shares	Amount	Capital	Receivable	Deficit	Deficit
Balance at December 31, 2003	668,539	$2,710,275	$31,167	$(125,000)	$(3,327,618)	$(711,176)
Fair market value of options issued			561			561
Net loss for the year					(71,794)	(71,794)

Balance at December 31, 2004	668,539	2,710,275	31,728	(125,000)	(3,399,412)	(782,409)
Deemed dividend -
Write-off of subscription receivable				125,000	(152,673)	(27,673)
Net income for the year					646,218	646,218
Balance at December 31, 2005	668,539	$2,710,275	$31,728	$—	$(2,905,867)	$(163,864)

See accompanying notes to these financial statements.

MCCUE SYSTEMS, INCORPORATED
STATEMENTS OF CASH FLOWS

	For the Years
	Ended December 31,
	2004	2005
Cash flows from operating activities:
Net income (loss) from continuing operations	$(71,794)	$646,218
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Depreciation and amortization	87,516	58,005
Provision for uncollectible accounts	27,044	20
Fair market value of options granted	561	—
Changes in operating assets and liabilities:
(Increase) decrease in assets:
Accounts receivable	713,483	18,208
Other current assets	(26,217)	(24,677)
Increase (decrease) in liabilities:
Accounts payable and accrued expenses	17,380	(11,018)
Unearned revenues	(197,876)	(499,414)
Litigation settlement	—	350,000
Net cash provided by operating activities	550,097	537,342
Cash flows from investing activities:
Purchases of property and equipment	(55,379)	(34,785)
Increase in intangible assets - development costs	(139,200)	(118,425)
Net cash used in investing activities	(194,579)	(153,210)
Cash flows from financing activities:
Payments on loans	(128,722)	(64,121)

Net increase in cash and cash equivalents	226,796	320,011
Cash and cash equivalents, beginning of period	268,061	494,857
Cash and cash equivalents, end of period	$494,857	$814,868

See accompanying notes to these financial statements.

MCCUE SYSTEMS, INCORPORATED
STATEMENTS OF CASH FLOWS
Continued

	For the Years
	Ended December 31,
	2004	2005
SUPPLEMENTAL DISCLOSURES:
Cash paid during the period for:
Interest	$8,122	$4,561
Taxes	$—	$—

OTHER NON-CASH TRANSACTIONS:
Deemed dividend - write off of interest and stock subsriptions
receivable from a related party	$—	$152,673

See accompanying notes to these financial statements.

MCCUE SYSTEMS, INCORPORATED
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - BUSINESS AND CONTINUED OPERATIONS

McCue Systems, Incorporated, a California corporation, (the “Company”) is a software development firm specializing in lease accounting and asset management applications for the financial services, automotive and high-tech industries. The Company is located in Burlingame, California and was incorporated in 1981. The Company’s product, LeasePak and its suite of modules, is a fully scalable, open architecture system available on multiple platforms. The Company also provides implementation, development, systems integration, and customization services for its clients.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity:

The Company designs, develops, and markets, proprietary software products to primarily equipment and vehicle lessors in the financial services, automotive finance and high-tech industries in the United States. The Company also provides consulting services in exchange for fees from customers.

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents:

Equivalents

For purposes of the statement of cash flows, cash equivalents include all highly liquid debt instruments with original maturities of three months or less which are not securing any corporate obligations.

Concentration

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash and cash equivalents and accounts receivable. Cash and cash equivalents consist primarily of interest-bearing accounts which may exceed the maximum amount covered by depository insurance. The Company’s policy is to place its cash on deposit in high credit quality instruments in financial institutions in the United States.

Accounts Receivable:

The Company performs ongoing credit evaluations of its customers and generally does not require collateral for sales on credit. The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Reserves are recorded primarily on a specific identification basis.

Property and Equipment:

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation is computed using various methods over the estimated useful lives of the assets, ranging from three to seven years.

MCCUE SYSTEMS, INCORPORATED
NOTES TO FINANCIAL STATEMENTS

The Company accounts for the costs of computer software developed or obtained for internal use in accordance with Statement of Position 98-1, “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use.” The Company capitalizes costs of materials, consultants, and payroll and payroll-related costs for employees incurred in developing internal-use computer software. These costs are included with “Computer equipment and software.” Costs incurred during the preliminary project and post-implementation stages are charged to general and administrative expense.

Intangible Assets:

The Company capitalizes certain computer software development costs in accordance with SFAS No. 86, “Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed.” Costs incurred internally to create a computer software product or to develop an enhancement to an existing product are charged to expense when incurred as research and development expense until technological feasibility for the respective product is established. Capitalization ceases when the product or enhancement is available for general release to customers.

The Company makes on-going evaluations of the recoverability of its capitalized software projects by comparing the amount capitalized for each product to the estimated net realizable value of the product. If such evaluations indicate that the unamortized software development costs exceed the net realizable value, the Company writes off the amount which the unamortized software development costs exceed net realizable value. Capitalized and purchased computer software development costs are being amortized ratably based on the projected revenue associated with the related software or on a straight-line basis over three years, whichever method results in a higher level of amortization.

Revenue Recognition:

The Company recognizes its revenue in accordance with the Securities and Exchange Commissions (“SEC”) Staff Accounting Bulletin No. 101, “Revenue Recognition in Financial Statements” (“SAB 101”) and The American Institute of Certified Public Accountants (“AICPA”) Statement of Position (“SOP”) 97-2, “Software Revenue Recognition,” as amended by SOP 98-4 and SOP 98-9, SOP 81-1, “Accounting for Performance of Construction-Type and Certain Production-Type Contracts,” and Accounting Research Bulletin 45 (ARB 45) “Long-Term Construction Type Contracts.” The Company’s revenue recognition policy is as follows:

License Revenue: The Company recognizes revenue from license contracts without major customization when a non-cancelable, non-contingent license agreement has been signed, delivery of the software has occurred, the fee is fixed or determinable, and collectibilty is probable. Revenue from the sale of licenses with major customization, modification, and development is recognized on a percentage of completion method, in conformity with ARB 45 and SOP 81-1. Revenue from the implementation of software is recognized on a percentage of completion method, in conformity with Accounting Research Bulletin (“ARB”) No. 45 and SOP 81-1. Any revenues from software arrangements with multiple elements are allocated to each element of the arrangement based on the relative fair values using specific objective evidence as defined in the SOPs. An output measure of “Unit of Work Completed” is used to determine the percentage of completion which measures the results achieved at a specific date. Units completed are certified by the Project Manager.

Services Revenue: Revenue from consulting services is recognized as the services are performed for time-and-materials contracts. Revenue from training and development services is recognized as the services are performed. Revenue from maintenance agreements is recognized ratably over the term of the maintenance agreement, which in most instances is one year.

MCCUE SYSTEMS, INCORPORATED
NOTES TO FINANCIAL STATEMENTS

Fair Value:

Unless otherwise indicated, the fair values of all reported assets and liabilities, which represent financial instruments, none of which are held for trading purposes, at the approximate carrying values of such amounts.

Advertising Costs:

The Company expenses the cost of advertising as incurred. Advertising costs for the years ended December 31, 2004 and 2005 were $151,290 and $139,625, respectively.

Net Income (Loss) Per Share:

Net income/(loss) per share is calculated in accordance with the Statement of Financial Accounting Standards No. 128 (SFAS No. 128), “Earnings per share.” Basic net income/loss per share is based upon the weighted average number of common shares outstanding. Diluted net income per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

The following is a reconciliation of the numerators and denominators of the basic and diluted earnings per share computations:

For the year ended December 31, 2005	Net Income	Shares	Per Share
Basic earnings per share:
Net income available to common shareholders	$646,218	669,539	$0.97
Effect of dilutive securities
Stock options		46,721
Warrants		—
Diluted earnings per share	$646,218	716,260	$0.90

The weighted average number of shares used to compute basic and diluted loss per share is the same in these financial statements for the year ended December 31, 2004 since the effect of dilutive securities is anti-dilutive.

Accounting for Stock-Based Compensation:

The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation, which applies the fair-value method of accounting for stock-based compensation plans. In accordance with this standard, the Company accounts for stock-based compensation in accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees.

In March 2000, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 44 (Interpretation 44), “Accounting for Certain Transactions Involving Stock Compensation.” Interpretation 44 provides criteria for the recognition of compensation expense in certain stock-based compensation arrangements that are accounted for under APB Opinion No. 25, Accounting for Stock-Based Compensation. Interpretation 44 became effective July 1, 2000, with certain provisions that were effective retroactively to December 15, 1998 and January 12, 2000. Interpretation 44 did not have any material impact on the Company’s financial statements.

MCCUE SYSTEMS, INCORPORATED
NOTES TO FINANCIAL STATEMENTS

Income Taxes:

No provision was made for income tax for the year ended December 31, 2004 and 2005, since the Company had significant net operating loss carry forwards. During the years ended December 31, 2004 and 2005, the Company incurred net operating losses for tax purposes of approximately $57,000 and ($663,000), respectively. As of December 31, 2004 and 2005, the Company had total federal net operating losses for tax purposes of approximately $2,099,000 and $1,436,000, respectively. The federal net operating loss carryforwards may be used to reduce taxable income through the year 2025. As of December 31, 2004 and 2005, the Company had total state net operating losses for tax purposes of approximately $1,832,000 and $1,169,000, respectively. The state net operating loss carryforwards may be used to reduce taxable income through the year 2009. The availability of the Company’s net operating loss carryforwards are subject to limitation if there is a 50% or more positive change in the ownership of the Company’s stock. The provision for income taxes consists of the state minimum tax imposed on corporations.

The gross deferred tax asset balance as of December 31, 2004 and 2005 was approximately $877,000 and $1,143,000, respectively. A 100% valuation allowance has been established against the deferred tax assets, as the utilization of the loss carryforwards cannot reasonably be assured.

The components of the net deferred tax asset are summarized below:

	December 31, 2004	December 31, 2005

Deferred tax assets
Accruals deductible in different period	$165,000	$165,000
General business credit	224,000	224,000
Net operating losses	743,000	477,000
Other	11,000	11,000
Less: valuation allowance	(1,143,000)	(877,000)
	$—	$—

The following is a reconciliation of the provision for income taxes at the U.S. federal income tax rate to the income taxes reflected in the Statement of Operations:

	December 31, 2005	December 31, 2004

Tax expense (credit) at statutory rate-federal	(34)%	(34)%
State tax expense net of federal tax	(6)	(6)
Changes in valuation allowance	40	40
Tax expense at actual rate	—	—

Income tax expense consisted of the following:

	2004	2005
Current tax expense:
Federal	$—	$—
State	800	800
Total current	$800	$800

Increase (decrease) in deferred tax asset:
Federal	$19,000	$(225,000)
State	4,000	(40,000)
Total	$23,000	$(752,000)
Less: valuation allowance	(23,000)	752,000
Net deferred tax asset	—	—
Tax expense	$800	$800

MCCUE SYSTEMS, INCORPORATED
NOTES TO FINANCIAL STATEMENTS

Derivative Instruments:

In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” SFAS No. 133, as amended by SFAS No. 137, is effective for fiscal years beginning after June 15, 2000. SFAS No. 133 requires the Company to recognize all derivatives as either assets or liabilities and measure those instruments at fair value. It further provides criteria for derivative instruments to be designated as fair value, cash flow and foreign currency hedges and establishes respective accounting standards for reporting changes in the fair value of the derivative instruments. After adoption, the Company is required to adjust hedging instruments to fair value in the balance sheet and recognize the offsetting gains or losses as adjustments to be reported in net income or other comprehensive income, as appropriate. The Company has complied with the requirements of SFAS 133, the effect of which was not material to the Company’s financial position or results of operations as the Company does not participates in such activities.

Impairment of Long-Lived Assets and Long-Lived Assets to be disposed of:

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations for a Disposal of a Segment of a Business." The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal.

New Accounting Pronouncements:

In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's first quarter of fiscal 2006. The Company is evaluating the effects adoption of SFAS 123R will have on its financial statements.

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections." This statement applies to all voluntary changes in accounting principle and requires retrospective application to prior period’s financial statements of changes in accounting principle, unless this would be impracticable. This statement also makes a distinction between "retrospective application" of an accounting principle and the "restatement" of financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company believes that the adoption of this standard will have no material impact on its financial statements.

MCCUE SYSTEMS, INCORPORATED
NOTES TO FINANCIAL STATEMENTS

In February 2006, FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments”. SFAS No. 155 amends SFAS No 133, “Accounting for Derivative Instruments and Hedging Activities”, and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. SFAS No. 155, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company’s first fiscal year that begins after September 15, 2006. SFAS No. 155 is not expected to have a material effect on the financial position or results of operations of the Company.

In March 2006 FASB issued SFAS 156 ‘Accounting for Servicing of Financial Assets’ this Statement amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, with respect to the accounting for separately recognized servicing assets and servicing liabilities. This Statement:

1.	Requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract.

2.	Requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable.

3.	Permits an entity to choose ‘Amortization method’ or ‘Fair value measurement method’ for each class of separately recognized servicing assets and servicing liabilities.

4.
At its initial adoption, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under Statement 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity’s exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value.

5.
Requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities.

This Statement is effective as of the beginning of the Company’s first fiscal year that begins after September 15, 2006. Management believes that this statement will not have a significant impact on the consolidated financial statements.

Reclassifications:

For comparative purposes, prior year’s consolidated financial statements have been reclassified to conform with report classifications of the current year.

NOTE 3 - MAJOR CUSTOMERS

At December 31, 2004, three customers accounted for 35%, 19% and 10% of revenues or a total of $2,899,953 and a total balance of $818,874 in accounts receivable at year end. At December 31, 2005 four customers accounted for 29%, 11%, 11% and 10% of revenues during 2005 or a total of $3,443,965 and a total balance of $682,699 in accounts receivable at year end. No other individual client represents more than 10% of the revenue for the years ended December 31, 2004 and 2005.

MCCUE SYSTEMS, INCORPORATED
NOTES TO FINANCIAL STATEMENTS

NOTE 4 - OTHER CURRENT ASSETS

Other current assets consist of the following as of December 31, 2004 and 2005:

	2004	2005
Prepaid Expenses	$45,981	$48,825
Employee Advances	13,200	32,059
Interest Receivable	24,698	—
Total	$83,879	$80,884

NOTE 5 - PROPERTY AND EQUIPMENT

Property and equipment, net, consists of the following at December 31, 2004 and 2005:

	2004	2005
Office furniture and equipment	$89,632	$89,632
Computer equipment	450,623	484,223
Subtotal	540,255	573,855
Accumulated depreciation	(482,617)	(514,594)
	$57,638	$59,261

For the years ended December 31, 2004 and 2005, fixed asset depreciation expense totaled $87,516 and $33,161, respectively.

NOTE 6 - INTANGIBLE ASSETS

Intangible assets consist of computer software development costs at December 31, 2004 and 2005:

	2004	2005
Intangible asset - Beginning	$407,746	546,946
Additions	139,200	118,425
Accumulated amortization	(407,746)	(432,590)
Net balance - Ending	$139,200	$232,781

Amortization expense	$—	$24,844

MCCUE SYSTEMS, INCORPORATED
NOTES TO FINANCIAL STATEMENTS

Amortization expense of intangible assets over the next three years is as follows:

	YEAR ENDING
Asset	12/31/06	12/31/07	12/31/08	TOTAL
Capitalized Software R&D	$85,875	$85,875	$61,031	$232,781
	$85,875	$85,875	$61,031	$232,781

NOTE 7 - ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Accounts payable and accrued liabilities consisted of the following as of December 31, 2004 and 2005:

	2004	2005
Accounts Payable - trade	$287,774	$135,283
Bank Overdraft	21,701	—
Sales Tax Payable	13,704	2,241
Section 125 Plan Payable	2,103	3,886
Accrued Liabilities	28,129	89,454
Accrued Payroll	19,870	—
Accrued Commissions	29,189	57,899
Accrued Vacation Payable	242,203	301,040
Other Payable	—	43,853
Total	$644,673	$633,656

On May 16, 2005, the Company entered into an agreement with a customer whereby the Company agreed to refund a portion of the license fee purchased by the customer. The total amount to be refunded was $78,933 and is to be paid in nine quarterly installments of $8,770. During the year ended December 31, 2005, $35,080 was paid and a balance of $43,853 was owed at December 31, 2005, which was recorded as other payable.

NOTE 8 - DEBTS

NOTES PAYABLE - CURRENT

On March 29, 2002, the Company entered into an agreement with the preferred stock holders whereby the Company repurchased the outstanding preferred shares with cash in the amount of $487,132 and notes payable of $194,834 with a three-year maturity date and an interest rate of 8% per annum, simple interest. The notes were payable in quarterly installments. As of December 31, 2003 the loan balance was $192,844. During the year ended December 31, 2004, $128,722 was paid on the notes and the balance owing was $64,121. During the year ended December 31, 2005, the balance owing was paid.

NOTE 9 - SETTLEMENT PAYABLE

The Company was sued by two former employees in 1999 (see note 14). On April 17, 2006, a settlement agreement was entered into whereby the Company agreed to pay a total of $700,000 to the two former employees. $350,000 of the $700,000 was paid by the Company’s insurance company directly to the two former employees upon the signing of the settlement agreement. The Company paid $275,000 upon the signing of the settlement agreement and agreed to pay the remaining $75,000 within 90 days of the settlement agreement. As the amount of the settlement was undeterminable at December 31, 2004, no amount was recorded as a liability in 2004. The Company’s direct liability of $350,000 was recorded as of December 31, 2005 as the amount became determinable before the issuance of the financial statements. It is shown as a settlement payable.

MCCUE SYSTEMS, INCORPORATED
NOTES TO FINANCIAL STATEMENTS

NOTE 10 - STOCKHOLDERS’ EQUITY

Deemed dividend and write off of stock subscription receivable

In September 2000, a major shareholder and President of the Company exercised warrants to purchase 166,667 shares of the Company’s common stock at $0.75 per share. The Company agreed to loan the amount to the officer to purchase the shares. The loan carried an interest rate of 9% per annum. In August 2003, the interest rate was lowered to 5.5% per annum. As of December 31, 2003, the balance of interest owing was $17,804. During the year ended December 31, 2004, $6,894 in interest was recorded and the balance owing at December 31, 2004 was $24,698. In January 2005, the interest rate was lowered to 2.38%. During the year ended December 31, 2005, $2,975 of interest was recorded. On December 31, 2005, the Board of Directors authorized the write-off of the balance owing, including interest. The total amount written-off was $152,673 and was recorded as a deemed dividend in the statement of stockholders’ deficit in the year ended December 31, 2005.

NOTE 11 - INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN

Under the 1997 Employee Stock Option Plan (the “Option Plan”), the Company may grant options to purchase up to 450,000 shares of common stock to employees and consultants at prices not less than the fair market value at date of grant for incentive stock options and not less than 85% of fair market value for nonstatutory stock options. For owners of more than 10% of the Company’s stock, options may only be granted for an exercise price of no less than 110% of fair market value on the date of grant for both incentive and nonstatutory stock options. These options generally expire five years from the date of grant and generally vest 33% one year from the date of grant and 1/36th each month thereafter for the next 24 months. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, all outstanding options granted vest immediately.

NOTE 12 - COMMON STOCK PURCHASE WARRANTS AND OPTIONS

From time to time, the Company issues options and warrants as incentives to employees, officers and directors, as well as to non-employees.

Common stock purchase options and warrants consisted of the following as of December 31, 2004 and 2005:

		Weighted		Weighted
		Average		Average
		Exercise		Exercise
	Options	Price	Warrants	Price
Outstanding as of December 31, 2003	9,008	$1.01	334,294	$0.72
Granted	91,000	$0.72
Exercised	—		—
Expired	—		—
Outstanding as of December 31, 2004	100,008	$0.75	334,294
Granted	193,400	$0.75
Exercised	—		—
Expired	—		—
Outstanding as of December 31, 2005	293,408	$0.82	334,294

MCCUE SYSTEMS, INCORPORATED
NOTES TO FINANCIAL STATEMENTS

The following summary presents the weighted average exercise prices, number of options and warrants outstanding and exercisable, and the remaining contractual lives of the Company’s stock options and warrants as of December 31, 2004 and 2005:

	OPTIONS		WARRANTS
	12/31/2004	12/31/2005	12/31/2004	12/31/2005
Number Outstanding	100,008	293,408	334,294	334,294
Weighted Average Remaining Life	3.93	4.00	5.00	4.00
Weighted Average Exercise Price	$0.75	$0.82	$0.72	$0.72
Number Exercisable	8,340	39,341	—	—
Weighted Average Exercise Price	$1.04	$0.79

During the year ended December 31, 2004, 88,000 options were granted to employees and officers of the company. The options vest over three years, 33% after one year and 1/36th per month for 24 months, and expire five years from the date of grant unless the employee terminates employment, in which case the options expire within 90 days of the employee’s termination date

In addition, 3,000 options were granted to a consultant and expire five years from the date of grant. The options were valued using the fair value method at $561 or $0.187 per share and were recorded as an expense in the accompanying financial statements. The Black-Scholes option pricing model used the following assumptions:

Risk-free interest rate	6.0%
Expected life	5 years
Expected volatility	.001%
Dividend yield	0%

During the year ended December 31, 2005, 167,900 options were granted to employees and officers of the company. The options vest over three years, 33% after one year and 1/36th per month for 24 months, and expire five years from the date of grant unless the employee terminates employment, in which case the options expire within 90 days of their termination.

In addition, 25,500 options were granted to consultants and expire five years from the date of grant. No expense was recorded for these options since their fair value calculated by Black-schole option pricing model is zero. The Black-Scholes option pricing model used the following assumptions:

Risk-free interest rate	6.0%
Expected life	5 years
Expected volatility	.001%
Dividend yield	0%

In 2002, the Company granted 334,294 warrants to purchase Series A preferred stock with an exercise price of $0.72 per share as part of a preferred stock repurchase agreement with the former preferred stockholders. These warrants become exercisable only at the time of a liquidation event defined as a) a merger or consolidation of the Company with another Company, b) a sale of substantially all the assets of the Company to another Company or c) an IPO and expire seven years from the time of grant. No expense has been taken on these warrants until such time as they become exercisable.

In compliance with FAS No. 148, the Company has elected to continue to follow the intrinsic value method in accounting for its stock-based employee compensation plan as defined by APB No. 25 and has made the applicable disclosures below.

MCCUE SYSTEMS, INCORPORATED
NOTES TO FINANCIAL STATEMENTS

Had the Company determined employee stock based compensation cost based on a fair value model at the grant date for its stock options under SFAS 123, the Company's net earnings per share would have been adjusted to the pro forma amounts for years ended December 31, 2004 and 2005 as follows:

	2004	2005
Net income (loss) - as reported	$(71,794)	$646,218
Stock-based employee compensation expense,
included in reported net loss, net of tax	—	—
Total stock-based employee compensation
expense determined under fair-value-based
method for all rewards, net of tax	(385)	(10,566)
Pro forma net income (loss)	$(72,179)	$635,652

Earnings per share:
Basic, as reported	(0.11)	0.97
Diluted, as reported	(0.11)	0.91

Basic, pro forma	(0.11)	0.95
Diluted, pro forma	(0.11)	0.90

Pro forma information regarding the effect on operations is required by SFAS 123, and has been determined as if the Company had accounted for its employee stock options under the fair value method of that statement. Pro forma information using the Black-Scholes method at the date of grant is based on the following assumptions:

	2004	2005
Expected life (years)	5 years	5 years
Risk-free interest rate	6.0%	6.0%
Dividend yield	—	—
Volatility	.001%	.001%

NOTE 13 - EMPLOYEE BENEFIT PLANS

The Company has a qualified employee savings and retirement plan (401(k) plan). The 401(k) plan allows the Company to make discretionary contributions of up to 3% of employee’s salary given at the discretion of the board and/or management. The Company made no contributions during the years ended December 31, 2004 and 2005.

NOTE 14 - COMMITMENTS AND CONTINGENCIES

Leases

The Company leases its facility under an operating lease that expires in July 2007. Rent expense is as follows for the remaining lease term:

July 1, 2005 - June 30, 2006: $20,051 per month.
July 1, 2006 - June 30, 2007: $20,552 per month.

Rent expense was $236,683 and $243,861 in 2004 and 2005, respectively.

MCCUE SYSTEMS, INCORPORATED
NOTES TO FINANCIAL STATEMENTS

Litigation

On July 27, 1999, two former employees of the Company, Mohamad Rashedi and Gregory Saylor, and the company formed by the former employees (Integrated Support Services, a general partnership "IS") filed a complaint in the Superior Court of San Mateo County alleging damages for unfair competition, defamation, restraint of trade and prevention of employment. A counter-suit was filed by the Company against the plaintiffs alleging misappropriation of proprietary materials. On or about Feb. 16, 2001, the matter went to trial and a verdict was entered against the defendants and the plaintiffs were found not guilty on the defendants counter-suit. Defendants moved for a new trial on the damages which was granted. The new trial was scheduled to commence on April 17, 2006.

While the Company believes that it is not liable for damages to the plaintiffs, in the interest of settling the matter and avoiding the expenses of trial, the Company executed a Settlement and Release Agreement on April 17, 2006. The terms of the Settlement and Release Agreement call for the Company to pay the two former employees $625,000 upon the execution of the Settlement and Release Agreement and $75,000 within 90 days of the execution of the Settlement and Release Agreement. The Company's insurance carrier paid half of the settlement cost directly to the two former employees upon the signing of the settlement agreement. As of June 12, 2006 the full settlement amount had been paid and a dismissal with prejudice of the action was filed effective June 22, 2006.

NOTE 15 - ROYALTY AGREEMENTS

Under royalty agreements, sales of certain products require the Company to pay royalties to third parties under specified circumstances and/or under specified time frames. Royalty expense was $0 and $7,830 in 2004 and 2005, respectively.  In addition, the Company receives royalties on the sales of certain products. Royalty income was $13,148 and $1,467 in 2004 and 2005, respectively.

NOTE 16 - RELATED PARTY TRANSACTIONS

In September 2000, a major shareholder and President of the Company exercised warrants to purchase 166,667 shares of the Company’s common stock at $0.75 per share. The Company agreed to loan the amount to the President to purchase the shares. The loan carried an interest rate of 9% per annum. In August 2003, the interest rate was lowered to 5.5% per annum. As of December 31, 2003, the balance of interest owing was $17,804. During the year ended December 31, 2004, $6,894 in interest was recorded and the balance owing at December 31, 2004 was $24,698. In January 2005, the interest rate was lowered to 2.38%. During the year ended December 31, 2005, $2,975 of interest was recorded. On December 31, 2005, the Board of Directors authorized the write-off of the balance owing, including interest. The total amount written-off was $152,673 and was recorded as a deemed dividend.

The employment agreement with the President of the Company calls for bonuses to be paid to him based on certain milestones achieved and sales generated. During 2004 and 2005, $18,000 and $66,829 was accrued. At December 31, 2004 and 2005, $18,000 and $84,829 remained unpaid and is included in accrued liabilities in these financial statements. Salaries paid to the President of the Company were $224,400, which included $66,000 of retroactive pay deferred from 2002, in 2004 and $160,710 in 2005.

NOTE 17 - SUBSEQUENT EVENTS (unaudited)

On May 6, 2006 the stockholders voted in favor of the Company being acquired by NetSol Technologies, Inc. (“NetSol”), a publicly listed corporation on the NASDAQ exchange, (NTWK). Under the agreement, NetSol will purchase 100% of the outstanding stock of McCue. The estimated purchase price based on the December 31, 2005 revenues is $8.5 million dollars. The agreement calls for a closing date on or about June 30, 2006.

MCCUE SYSTEMS, INCORPORATED
NOTES TO FINANCIAL STATEMENTS

According to the terms of the Share Purchase Agreement, NetSol is to acquire 100% of the issued and outstanding shares of McCue from McCue’s current shareholders, whose identity is set forth in the Share Purchase Agreement (the “McCue Shareholders”) at the completion date in exchange for a purchase price consisting of: a) 50% of McCue’s total gross revenue for the audited twelve month period ending December 31, 2005 after an adjustment for any revenue occurring outside of the company’s ordinary scope of operations as defined by US GAAP multiplied by 1.5 payable: (i) 50% in shares of restricted common stock of NetSol at the 30 day volume weighted average price (“VWAP) for each of the 30 trading days prior to the execution date of this agreement or at the VWAP for each of the 30 trading days prior to November 30, 2005 whichever is the greater VWAP; and, (ii) 50% in cash; b) 25% of McCue’s total gross revenue for the twelve months ending December 31, 2006 multiplied by 1.5 payable, at NetSol’s discretion: (i) wholly in cash; or (ii) on the same basis and on the same terms as the initial payment provided that under no circumstances shall the total number of shares of common stock issued to the McCue Shareholders exceed 19% of the issued and outstanding shares of common stock, less treasury shares, of NetSol at May 6, 2006; and c) 25% of McCue’s total gross revenue for the twelve months ending December 31, 2007 multiplied by 1.5 payable, at the Company’s discretion: (i) wholly in cash; or (ii) on the same basis and on the same terms as the initial payment provided that under no circumstances shall the total number of shares of common stock issued to the McCue Shareholders exceed 19% of the issued and outstanding shares of common stock, less treasury shares, of NetSol at May 6, 2006.

The initial payment will consist of approximately $2.1 million in cash and 985,213 shares of NetSol’s restricted common stock.

During May and June 2006, 281,908 options were exercised for a total of $230,276 of which $4,020 was received in cash and the remaining amount of $226,356 was recorded as a receivable. The amount due from the shareholders will be withheld from any funds due to them at the close of the acquisition by NetSol. In addition, the option holders were granted a loan from the Company of $0.33 per share to help defray any tax consequence of the option exercise. This loan is to be repaid from the proceeds of the second and third installment of the purchase price of the acquisition by NetSol.

During May and June 2006, 323,682 warrants were exercised. Of these, 281,540 were exercised under a cashless exercise provision of $0.85 per share and 238,735 shares were issued as a result. $1,542 was received in cash and a receivable for $28,800 was recorded. The receivable will be withheld from any funds due to them at the close of the acquisition by NetSol.

On June 12, 2006 the Company paid the remaining balance of $75,000 due on the settlement agreement (See Note 14). On June 22, 2006 a dismissal of the case was filed with the court.

MCCUE SYSTEMS, INCORPORATED

F-1

MCCUE SYSTEMS, INCORPORATED
BALANCE SHEETS
DECEMBER 31, 2004 and 2005
(UNAUDITED)

	2005	2006
ASSETS
Current assets:
Cash and cash equivalents	$542,415	$886,714
Accounts receivable, net of allowance for doubtful accounts
of $44,067	1,164,055	893,919
Other current assets	80,218	68,243
Total current assets	1,786,688	1,848,876
Property and equipment, net of accumulated depreciation	47,852	64,706
Intangible assets	139,200	211,312
Rent deposit	41,005	41,005
Total assets	$2,014,745	$2,165,899

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable and accrued expenses	$545,219	$640,205
Current portion of notes payable	64,121	—
Settlement payable	—	350,000
Unearned revenues	2,101,875	1,458,244
Total current liabilities	2,711,215	2,448,449
Commitments and contingencies	—	—

Stockholders' deficit:
Series A Preferred Stock, no par value; 500,000 authorized;
none issued and outstanding	—	—
Series B Preferred Stock, no par value; 830,000 authorized;
none issued and outstanding	—	—
Common stock, no par value; 5,000,000 share authorized;
669,539 issued and outstanding	2,710,275	2,710,275
APIC	31,728	31,728
Stock subscription receivable	(125,000)	—
Accumulated deficit	(3,313,473)	(3,024,553)
Total stockholders' deficit	(696,470)	(282,550)
Total liabilities and stockholders' deficit	$2,014,745	$2,165,899

See accompanying notes to these financial statements.
F-2

MCCUE SYSTEMS, INCORPORATED
STATEMENTS OF OPERATIONS
(UNAUDITED)

	For the three months
	Ended March 31,
	2005	2006
Revenues:
License Fees	$246,960	$169,126
Maintance Fees	485,660	599,545
Consulting and services	463,763	281,389
Hardware sales	9,800	7,791
Application service provider (ASP)	—	76,011
Total revenues	$1,206,183	$1,133,862

Cost of revenues:
Salaries and consultants	598,466	583,968
Travel and entertainment	7,621	5,510
Hardware	3,375	5,145
Sourcecode escrow	3,398	1,107
ASP expense	—	24,479
Total cost of revenues	612,860	620,209
Gross profit	593,323	513,653

Operating expenses:
Selling and marketing	112,801	156,271
Depreciation and amortization	9,785	29,368
Salaries and wages	182,085	171,058
Professional services, including non-cash
compensation	4,470	85,296
General and adminstrative	200,358	200,826
Total operating expenses	509,499	642,819
Income (loss) from operations	83,824	(129,166)
Other income and (expenses):
Interest expense	(1,282)	—
Interest income	2,996	6,632
Royalty income	401	—
Other income	—	3,848
Total other income	2,115	10,480
Net income (loss)	$85,939	$(118,686)

Net income (loss) per share:
Basic	$0.13	$(0.18)
Diluted	$0.12	$(0.18)

Weighted average number of shares outstanding
Basic	669,539	669,539
Diluted	698,075	669,539

See accompanying notes to these financial statements.
F-3

MCCUE SYSTEMS, INCORPORATED
STATEMENTS OF CASH FLOWS
(UNAUDITED)

	For the three months
	Ended March 31,
	2005	2006
Cash flows from operating activities:
Net income (loss) from continuing operations	$85,939	$(118,686)
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	9,785	29,368
Changes in operating assets and liabilities:
(Increase) decrease in assets:
Accounts receivable	(95,257)	156,651
Other current assets	3,663	12,641
Increase (decrease) in liabilities:
Accounts payable and accrued expenses	(99,456)	6,549
Unearned revenues	142,884	(1,333)
Net cash provided by operating activities	47,558	85,190
Cash flows from investing activities:
Purchases of property and equipment	—	(13,344)
Net cash used in investing activities	—	(13,344)
Cash flows from financing activities:
Payments on loans	—	—
Net cash used in financing activities	—	—
Net increase in cash and cash equivalents	47,558	71,846
Cash and cash equivalents, beginning of period	494,857	814,868
Cash and cash equivalents, end of period	$542,415	$886,714

See accompanying notes to these financial statements.
F-4

MCCUE SYSTEMS, INCORPORATED
STATEMENTS OF CASH FLOWS
(UNAUDITED)
Continued

	For the three months
	Ended March 31,
	2005	2006
SUPPLEMENTAL DISCLOSURES:
Cash paid during the period for:
Interest	$1,282	$—
Taxes	$—	$1,600

See accompanying notes to these financial statements.
F-5

MCCUE SYSTEMS, INCORPORATED
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 1 - BUSINESS AND CONTINUED OPERATIONS

McCue Systems, Incorporated, a California corporation, (the “Company”) is a software development firm specializing in lease accounting and asset management applications for the financial services, automotive and high-tech industries. The Company is located in Burlingame, California and was incorporated in 1981. The Company’s product, LeasePak and its suite of modules, is a fully scalable, open architecture system available on multiple platforms. The Company also provides implementation, development, systems integration, and customization services for its clients.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity:

The Company designs, develops, and markets, proprietary software products to primarily equipment and vehicle lessors in the financial services, automotive finance and high-tech industries in the United States. The Company also provides consulting services in exchange for fees from customers.

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents:

Equivalents

For purposes of the statement of cash flows, cash equivalents include all highly liquid debt instruments with original maturities of three months or less which are not securing any corporate obligations.

Concentration

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash and cash equivalents and accounts receivable. Cash and cash equivalents consist primarily of interest-bearing accounts which may exceed the maximum amount covered by depository insurance. The Company’s policy is to place its cash on deposit in high credit quality instruments in financial institutions in the United States.

Accounts Receivable:

The Company performs ongoing credit evaluations of its customers and generally does not require collateral for sales on credit. The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Reserves are recorded primarily on a specific identification basis.

Property and Equipment:

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation is computed using various methods over the estimated useful lives of the assets, ranging from three to seven years.

F-6

MCCUE SYSTEMS, INCORPORATED
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

The Company accounts for the costs of computer software developed or obtained for internal use in accordance with Statement of Position 98-1, “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use.” The Company capitalizes costs of materials, consultants, and payroll and payroll-related costs for employees incurred in developing internal-use computer software. These costs are included with “Computer equipment and software.” Costs incurred during the preliminary project and post-implementation stages are charged to general and administrative expense.

Intangible Assets:

The Company capitalizes certain computer software development costs in accordance with SFAS No. 86, “Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed.” Costs incurred internally to create a computer software product or to develop an enhancement to an existing product are charged to expense when incurred as research and development expense until technological feasibility for the respective product is established. Capitalization ceases when the product or enhancement is available for general release to customers.

The Company makes on-going evaluations of the recoverability of its capitalized software projects by comparing the amount capitalized for each product to the estimated net realizable value of the product. If such evaluations indicate that the unamortized software development costs exceed the net realizable value, the Company writes off the amount which the unamortized software development costs exceed net realizable value. Capitalized and purchased computer software development costs are being amortized ratably based on the projected revenue associated with the related software or on a straight-line basis over three years, whichever method results in a higher level of amortization.

Revenue Recognition:

The Company recognizes its revenue in accordance with the Securities and Exchange Commissions (“SEC”) Staff Accounting Bulletin No. 101, “Revenue Recognition in Financial Statements” (“SAB 101”) and The American Institute of Certified Public Accountants (“AICPA”) Statement of Position (“SOP”) 97-2, “Software Revenue Recognition,” as amended by SOP 98-4 and SOP 98-9, SOP 81-1, “Accounting for Performance of Construction-Type and Certain Production-Type Contracts,” and Accounting Research Bulletin 45 (ARB 45) “Long-Term Construction Type Contracts.” The Company’s revenue recognition policy is as follows:

License Revenue: The Company recognizes revenue from license contracts without major customization when a non-cancelable, non-contingent license agreement has been signed, delivery of the software has occurred, the fee is fixed or determinable, and collectibilty is probable. Revenue from the sale of licenses with major customization, modification, and development is recognized on a percentage of completion method, in conformity with ARB 45 and SOP 81-1. Revenue from the implementation of software is recognized on a percentage of completion method, in conformity with Accounting Research Bulletin (“ARB”) No. 45 and SOP 81-1. Any revenues from software arrangements with multiple elements are allocated to each element of the arrangement based on the relative fair values using specific objective evidence as defined in the SOPs. An output measure of “Unit of Work Completed” is used to determine the percentage of completion which measures the results achieved at a specific date. Units completed are certified by the Project Manager.

Services Revenue: Revenue from consulting services is recognized as the services are performed for time-and-materials contracts. Revenue from training and development services is recognized as the services are performed. Revenue from maintenance agreements is recognized ratably over the term of the maintenance agreement, which in most instances is one year.

F-7

MCCUE SYSTEMS, INCORPORATED
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

Fair Value:

Unless otherwise indicated, the fair values of all reported assets and liabilities, which represent financial instruments, none of which are held for trading purposes, at the approximate carrying values of such amounts.

Advertising Costs:

The Company expenses the cost of advertising as incurred. Advertising costs for the three months ended March 31, 2005 and 2006 were $35,669 and $52,028, respectively.

Net Income (Loss) Per Share:

Net income/(loss) per share is calculated in accordance with the Statement of Financial Accounting Standards No. 128 (SFAS No. 128), “Earnings per share.” Basic net income/loss per share is based upon the weighted average number of common shares outstanding. Diluted net income per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

The following is a reconciliation of the numerators and denominators of the basic and diluted earnings per share computations:

For the three months ended March 31, 2005	Net Income	Shares	Per Share
Basic earnings per share:
Net income available to common shareholders	$85,939	669,539	$0.13
Effect of dilutive securities
Stock options		28,536
Warrants		—
Diluted earnings per share	$85,939	698,075	$0.12

The weighted average number of shares used to compute basic and diluted loss per share is the same in these financial statements for the three months ended March 31, 2006 since the effect of dilutive securities is anti-dilutive.

Accounting for Stock-Based Compensation:

The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation, which applies the fair-value method of accounting for stock-based compensation plans. In accordance with this standard, the Company accounts for stock-based compensation in accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees.

In March 2000, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 44 (Interpretation 44), “Accounting for Certain Transactions Involving Stock Compensation.” Interpretation 44 provides criteria for the recognition of compensation expense in certain stock-based compensation arrangements that are accounted for under APB Opinion No. 25, Accounting for Stock-Based Compensation. Interpretation 44 became effective July 1, 2000, with certain provisions that were effective retroactively to December 15, 1998 and January 12, 2000. Interpretation 44 did not have any material impact on the Company’s financial statements.

F-8

MCCUE SYSTEMS, INCORPORATED
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

New Accounting Pronouncements:

In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's first quarter of fiscal 2006. The Company is evaluating the effects adoption of SFAS 123R will have on its financial statements.

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections." This statement applies to all voluntary changes in accounting principle and requires retrospective application to prior period’s financial statements of changes in accounting principle, unless this would be impracticable. This statement also makes a distinction between "retrospective application" of an accounting principle and the "restatement" of financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company believes that the adoption of this standard will have no material impact on its financial statements.

In February 2006, FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments”. SFAS No. 155 amends SFAS No 133, “Accounting for Derivative Instruments and Hedging Activities”, and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. SFAS No. 155, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company’s first fiscal year that begins after September 15, 2006. SFAS No. 155 is not expected to have a material effect on the financial position or results of operations of the Company.

In March 2006 FASB issued SFAS 156 ‘Accounting for Servicing of Financial Assets’ this Statement amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, with respect to the accounting for separately recognized servicing assets and servicing liabilities. This Statement:

1.	Requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract.

2.	Requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable.

3.	Permits an entity to choose ‘Amortization method’ or ‘Fair value measurement method’ for each class of separately recognized servicing assets and servicing liabilities.

4.
At its initial adoption, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under Statement 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity’s exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value.

5.
Requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities.

This Statement is effective as of the beginning of the Company’s first fiscal year that begins after September 15, 2006. Management believes that this statement will not have a significant impact on the consolidated financial statements.

F-9

MCCUE SYSTEMS, INCORPORATED
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

Reclassifications:

For comparative purposes, prior year’s consolidated financial statements have been reclassified to conform with report classifications of the current year.

NOTE 3 - MAJOR CUSTOMERS

At March 31, 2005, two customers accounted for 34%, and 10% of revenues or a total of $530,079 and a total balance of $334,789 in accounts receivable at quarter end. At March 31, 2006 three customers accounted for 34%, 12%, 11% of revenues or a total of $648,594 and a total balance of $416,608 in accounts receivable at quarter end. No other individual client represents more than 10% of the revenue for the three months ended March 31, 2005 and 2006.

NOTE 4 - OTHER CURRENT ASSETS

Other current assets consist of the following as of March 31, 2005 and 2006:

	For the three months
	ended March 31,
	2005	2006
Prepaid Expenses	$39,087	$47,060
Employee Advances	15,700	21,183
Interest Receivable	25,431	—
Total	$80,218	$68,243

NOTE 5 - PROPERTY AND EQUIPMENT

Property and equipment, net, consists of the following at March 31, 2005 and 2006:

	2005	2006
Office furniture and equipment	$89,632	$89,632
Computer equipment	450,623	497,567
Subtotal	540,255	587,199
Accumulated depreciation	(492,403)	(522,493)
	$47,852	$64,706

For the three months ended March 31, 2005 and 2006, fixed asset depreciation expense totaled $9,785 and $7,899, respectively.

F-10

MCCUE SYSTEMS, INCORPORATED
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 6 - INTANGIBLE ASSETS

Intangible assets consist of computer software development costs at March 31, 2005 and 2006:

	2005	2006
Intangible asset - Beginning	$546,946	665,371
Additions	—	—
Accumulated amortization	(407,746)	(454,059)
Net balance - Ending	$139,200	$211,312

Amortization expense	$—	$21,469

Amortization expense of intangible assets over the next three years is as follows:

	YEAR ENDING
Asset	3/31/07	3/31/08	3/31/09	TOTAL
Capitalized Software R&D	$85,875	$85,875	$39,562	$211,312
Total	$85,875	$85,875	$39,562	$211,312

NOTE 7 - ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Accounts payable and accrued liabilities consisted of the following as of March 31, 2005 and 2006:

	For the three months
	ended March 31,
	2005	2006
Accounts Payable - trade	$141,339	$205,381
Bank Overdraft	4,243	—
Sales Tax Payable	56,302	(9,289)
Section 125 Plan Payable	3,274	2,859
Accrued Liabilities	30,200	38,606
Accrued Payroll	12,161	—
Accrued Commissions	27,566	40,642
Accrued Vacation Payable	268,851	318,152
Accrued Interest Payable	1,282	—
Other Payable	—	43,853
Total	$545,218	$640,204

On May 16, 2005, the Company entered into an agreement with a customer whereby the Company agreed to refund a portion of the license fee purchased by the customer. The total amount to be refunded was $78,933 and is to be paid in nine quarterly installments of $8,770. During the year ended December 31, 2005, $35,080 was paid and a balance of $43,853 was owed at December 31, 2005, which was recorded as other payable. No payment was made during the three months ended March 31, 2006.

F-11

MCCUE SYSTEMS, INCORPORATED
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 8 - DEBTS

NOTES PAYABLE - CURRENT

On March 29, 2002, the Company entered into an agreement with the preferred stock holders whereby the Company repurchased the outstanding preferred shares with cash in the amount of $487,132 and notes payable of $194,834 with a three-year maturity date and an interest rate of 8% per annum, simple interest. The notes were payable in quarterly installments. As of December 31, 2003 the loan balance was $192,844. During the year ended December 31, 2004, $128,722 was paid on the notes and the balance owing was $64,121. No payments were made during the three months ended March 31, 2005. During the year ended December 31, 2005, the balance owing was paid.

NOTE 9 - SETTLEMENT PAYABLE

The Company was sued by two former employees in 1999 (see note 14). On April 17, 2006, a settlement agreement was entered into whereby the Company agreed to pay a total of $700,000 to the two former employees. $350,000 of the $700,000 was paid by the Company’s insurance company directly to the two former employees upon the signing of the settlement agreement. The Company paid $275,000 upon the signing of the settlement agreement and agreed to pay the remaining $75,000 within 90 days of the settlement agreement. As the amount of the settlement was undeterminable at December 31, 2004, no amount was recorded as a liability in 2004. The Company’s direct liability of $350,000 was recorded as of December 31, 2005 as the amount became determinable before the issuance of the financial statements. It is shown as a settlement payable. As of March 31, 2006, the balance of the settlement payable is $350,000.

NOTE 10 - STOCKHOLDERS’ EQUITY

Deemed dividend and write off of stock subscription receivable

In September 2000, a major shareholder and President of the Company exercised warrants to purchase 166,667 shares of the Company’s common stock at $0.75 per share. The Company agreed to loan the amount to the officer to purchase the shares. The loan carried an interest rate of 9% per annum. In August 2003, the interest rate was lowered to 5.5% per annum. As of December 31, 2003, the balance of interest owing was $17,804. During the year ended December 31, 2004, $6,894 in interest was recorded and the balance owing at December 31, 2004 was $24,698. In January 2005, the interest rate was lowered to 2.38%. During the year ended December 31, 2005, $2,975 of interest was recorded. On December 31, 2005, the Board of Directors authorized the write-off of the balance owing, including interest. The total amount written-off was $152,673 and was recorded as a deemed dividend in the statement of stockholders’ deficit in the year ended December 31, 2005.

NOTE 11 - INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN

Under the 1997 Employee Stock Option Plan (the “Option Plan”), the Company may grant options to purchase up to 450,000 shares of common stock to employees and consultants at prices not less than the fair market value at date of grant for incentive stock options and not less than 85% of fair market value for nonstatutory stock options. For owners of more than 10% of the Company’s stock, options may only be granted for an exercise price of no less than 110% of fair market value on the date of grant for both incentive and nonstatutory stock options. These options generally expire five years from the date of grant and generally vest 33% one year from the date of grant and 1/36th each month thereafter for the next 24 months. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, all outstanding options granted vest immediately.

F-12

MCCUE SYSTEMS, INCORPORATED
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 12 - COMMON STOCK PURCHASE WARRANTS AND OPTIONS

From time to time, the Company issues options and warrants as incentives to employees, officers and directors, as well as to non-employees.

Common stock purchase options and warrants consisted of the following as of March 31, 2005 and 2006:

		Exercise		Exercise
	Options	Price	Warrants	Price
Outstanding December 31, 2004	100,008	$0.72 to $1.25	334,294	$0.72
Granted	94,000	$0.72
Exercised	—		—
Expired	—		—
Outstanding March 31, 2005	194,008		334,294

Outstanding December 31, 2005	293,408	$0.72 to $1.25	334,294	$0.72
Granted	—	$0.72
Exercised	—		—
Expired	—		—
Outstanding March 31, 2006	293,408		334,294

The following summary presents the weighted average exercise prices, number of options and warrants outstanding and exercisable, and the remaining contractual lives of the Company’s stock options and warrants as of March 31, 2005 and 2006:

	OPTIONS		WARRANTS
	3/31/2005	3/31/2006	3/31/2005	3/31/2006
Number Outstanding	100,008	293,408	334,294	334,294
Weighted Ave Remaining Life	3.92	3.65	5.00	4.00
Weighted Ave Exercise Price	$0.75	$0.82	$0.72	$0.72
Number Exercisable	39,341	91,175	—	—

During the three months ended March 31, 2005, 94,000 options were granted to employees and officers of the company. The options vest over three years, 33% after one year and 1/36th per month for 24 months, and expire five years from the date of grant unless the employee terminates employment, in which case the options expire within 90 days of the employee’s termination date. No expense was recorded for the granting of these options. The Black-Scholes option pricing model used the following assumptions:

Risk-free interest rate	6.0%
Expected life	5 years
Expected volatility	.001%
Dividend yield	0%

There were no options or warrants granted during the three months ended March 31, 2006.

In 2002, the Company granted 334,294 warrants to purchase Series A preferred stock with an exercise price of $0.72 per share as part of a preferred stock repurchase agreement with the former preferred stockholders. These warrants become exercisable only at the time of a liquidation event defined as a) a merger or consolidation of the Company with another Company, b) a sale of substantially all the assets of the Company to another Company or c) an IPO and expire seven years from the time of grant. No expense has been taken on these warrants until such time as they become exercisable.

In compliance with FAS No. 148, the Company has elected to continue to follow the intrinsic value method in accounting for its stock-based employee compensation plan as defined by APB No. 25 and has made the applicable disclosures below.

F-13

MCCUE SYSTEMS, INCORPORATED
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

Had the Company determined employee stock based compensation cost based on a fair value model at the grant date for its stock options under SFAS 123, the Company's net earnings per share would have been adjusted to the pro forma amounts for three months ended March 31, 2005 and 2006 as follows:

	2005	2006
Net income (loss) - as reported	$85,939	$(118,686)
Stock-based employee compensation expense,
included in reported net loss, net of tax	—	—
Total stock-based employee compensation
expense determined under fair-value-based
method for all rewards, net of tax	(17,578)	—
Pro forma net income (loss)	$68,361	$(118,686)

Earnings per share:
Basic, as reported	0.13	(0.18)
Diluted, as reported	0.12	(0.18)

Basic, pro forma	0.10	(0.18)
Diluted, pro forma	0.10	(0.18)

Pro forma information regarding the effect on operations is required by SFAS 123, and has been determined as if the Company had accounted for its employee stock options under the fair value method of that statement. Pro forma information using the Black-Scholes method at the date of grant is based on the following assumptions:

	2005	2006
Expected life (years)	5 years	5 years
Risk-free interest rate	6.0%	6.0%
Dividend yield	—	—
Volatility	.001%	.001%

NOTE 13 - EMPLOYEE BENEFIT PLANS

The Company has a qualified employee savings and retirement plan (401(k) plan). The 401(k) plan allows the Company to make discretionary contributions of up to 3% of employee’s salary given at the discretion of the board and/or management. The Company made no contributions during the three months ended March 31, 2005 and 2006.

NOTE 14 - COMMITMENTS AND CONTINGENCIES

Litigation

On July 27, 1999, two former employees of the Company, Mohamad Rashedi and Gregory Saylor, and the company formed by the former employees (Integrated Support Services, a general partnership "IS") filed a complaint in the Superior Court of San Mateo County alleging damages for unfair competition, defamation, restraint of trade and prevention of employment. A counter-suit was filed by the Company against the plaintiffs alleging misappropriation of proprietary materials. On or about Feb. 16, 2001, the matter went to trial and a verdict was entered against the defendants and the plaintiffs were found not guilty on the defendants counter-suit. Defendants moved for a new trial on the damages which was granted. The new trial was scheduled to commence on April 17, 2006.

F-14

MCCUE SYSTEMS, INCORPORATED
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

While the Company believes that it is not liable for damages to the plaintiffs, in the interest of settling the matter and avoiding the expenses of trial, the Company executed a Settlement and Release Agreement on April 17, 2006. The terms of the Settlement and Release Agreement call for the Company to pay the two former employees $625,000 upon the execution of the Settlement and Release Agreement and $75,000 within 90 days of the execution of the Settlement and Release Agreement. The Company's insurance carrier paid half of the settlement cost directly to the two former employees upon the signing of the settlement agreement. As of June 12, 2006 the full settlement amount had been paid and a dismissal with prejudice of the action was filed effective June 22, 2006.

NOTE 15 - ROYALTY AGREEMENTS

Under royalty agreements, sales of certain products require the Company to pay royalties to third parties under specified circumstances and/or under specified time frames. Royalty expense was $0 for the three months ended March 31, 2005 and 2006, respectively.  In addition, the Company receives royalties on the sales of certain products. Royalty income was $401 and $0 for the three months ended March 31, 2005 and 2006, respectively.

NOTE 16 - RELATED PARTY TRANSACTIONS

In September 2000, a major shareholder and President of the Company exercised warrants to purchase 166,667 shares of the Company’s common stock at $0.75 per share. The Company agreed to loan the amount to the President to purchase the shares. The loan carried an interest rate of 9% per annum. In August 2003, the interest rate was lowered to 5.5% per annum. As of December 31, 2003, the balance of interest owing was $17,804. During the year ended December 31, 2004, $6,894 in interest was recorded and the balance owing at December 31, 2004 was $24,698. In January 2005, the interest rate was lowered to 2.38%. During the three months ended March 31, 2005, $733 of interest was recorded. On December 31, 2005, the Board of Directors authorized the write-off of the balance owing, including interest. The total amount written-off was $152,673 and was recorded as a deemed dividend.

The employment agreement with the President of the Company calls for bonuses to be paid to him based on certain milestones achieved and sales generated. During fiscal years ended December 31, 2004 and 2005, $18,000 and $66,829 was accrued, respectively. At March 31, 2005 and 2006, $18,000 and $29,552 remained unpaid and is included in accrued liabilities in these financial statements.

NOTE 17 - SUBSEQUENT EVENTS (unaudited)

On May 6, 2006 the stockholders voted in favor of the Company being acquired by NetSol Technologies, Inc. (“NetSol”), a publicly listed corporation on the NASDAQ exchange, (NTWK). Under the agreement, NetSol will purchase 100% of the outstanding stock of McCue. The estimated purchase price based on the December 31, 2005 revenues is $8.5 million dollars. The agreement calls for a closing date on or about June 30, 2006.

F-15

MCCUE SYSTEMS, INCORPORATED
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

According to the terms of the Share Purchase Agreement, NetSol is to acquire 100% of the issued and outstanding shares of McCue from McCue’s current shareholders, whose identity is set forth in the Share Purchase Agreement (the “McCue Shareholders”) at the completion date in exchange for a purchase price consisting of: a) 50% of McCue’s total gross revenue for the audited twelve month period ending December 31, 2005 after an adjustment for any revenue occurring outside of the company’s ordinary scope of operations as defined by US GAAP multiplied by 1.5 payable: (i) 50% in shares of restricted common stock of NetSol at the 30 day volume weighted average price (“VWAP) for each of the 30 trading days prior to the execution date of this agreement or at the VWAP for each of the 30 trading days prior to November 30, 2005 whichever is the greater VWAP; and, (ii) 50% in cash; b) 25% of McCue’s total gross revenue for the twelve months ending December 31, 2006 multiplied by 1.5 payable, at NetSol’s discretion: (i) wholly in cash; or (ii) on the same basis and on the same terms as the initial payment provided that under no circumstances shall the total number of shares of common stock issued to the McCue Shareholders exceed 19% of the issued and outstanding shares of common stock, less treasury shares, of NetSol at May 6, 2006; and c) 25% of McCue’s total gross revenue for the twelve months ending December 31, 2007 multiplied by 1.5 payable, at the Company’s discretion: (i) wholly in cash; or (ii) on the same basis and on the same terms as the initial payment provided that under no circumstances shall the total number of shares of common stock issued to the McCue Shareholders exceed 19% of the issued and outstanding shares of common stock, less treasury shares, of NetSol at May 6, 2006.

The initial payment will consist of approximately $2.1 million in cash and 985,213 shares of NetSol’s restricted common stock.

During May and June 2006, 281,908 options were exercised for a total of $230,276 of which $4,020 was received in cash and the remaining amount of $226,356 was recorded as a receivable. The amount due from the shareholders will be withheld from any funds due to them at the close of the acquisition by NetSol. In addition, the option holders were granted a loan from the Company of $0.33 per share to help defray any tax consequence of the option exercise. This loan is to be repaid from the proceeds of the second and third installment of the purchase price of the acquisition by NetSol.

During May and June 2006, 323,682 warrants were exercised. Of these, 281,540 were exercised under a cashless exercise provision of $0.85 per share and 238,735 shares were issued as a result. $1,542 was received in cash and a receivable for $28,800 was recorded. The receivable will be withheld from any funds due to them at the close of the acquisition by NetSol.

On June 12, 2006 the Company paid the remaining balance of $75,000 due on the settlement agreement (See Note 14). On June 22, 2006 a dismissal of the case was filed with the court.

F-16

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
PRO-FORMA FINANCIAL STATEMENTS
JUNE 30, 2005
(UNAUDITED)

The following unaudited Pro-Forma Statement of Financial Conditions and Statement of Operations have been derived from the audited consolidated financial statements of NetSol Technologies, Inc. (“NetSol”) as of June 30, 2005 and the unaudited financial statements of McCue Systems, Incorporated (a California corporation) (“McCue Systems”) as of June 30, 2005. The unaudited Pro Forma Statement of Financial Conditions and Statement of Operations reflect the 100% acquisition of McCue Systems by NetSol under a stock purchase agreement. The Company has accounted for the acquisition under the purchase method of accounting for business combinations. The pro-forma Statement of Financial Conditions and the pro-forma Statements of Operations assumes the acquisition was consummated as of July 1, 2004, the beginning of NetSol Technologies fiscal year.

The initial purchase of $4,235,706 is price is based on the December 31, 2005 audited financial statements of McCue Systems. The other half is due in two installments; the first 25% after the audited December 31, 2006 financial statements have been prepared, and the second 25% after the audited December 31, 2007 financial statements have been prepared.

The Pro-Forma Statement of Financial Conditions and Statement of Operations should be read in conjunction with the Consolidated Financial Statements of NetSol, related Notes to the financial statements, and the Financial Statements of McCue Systems. The Pro-Forma statements do not purport to represent what the Company’s financial condition and results of operations would actually have been if the acquisition of McCue Systems had occurred on the date indicated or to project the Company’s results of operations for any future period or date. The Pro-Forma adjustments, as described in the accompanying data, are based on available information and the assumptions set forth in the notes below, which management believes are reasonable.

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED PRO-FORMA STATEMENT OF FINANCIAL CONDITIONS
AS OF JUNE 30, 2005
(UNAUDITED)

	NetSol	McCue Systems
	as of 6/30/05	as of 6/30/05	Pro Forma		Pro Forma
	(Audited)	(Unaudited)	Adjustment		Combined

ASSETS

Current Assets	$8,373,861	$1,759,734			$10,133,595
Property & equipment, net	5,114,776	50,808	-		5,165,584
Intangible assets, net	7,637,397	136,950	5,056,995	(1)	12,139,573
			(691,769)	(2)
Total assets	$21,126,034	$1,947,492	$4,365,226		$27,438,752

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities	$4,602,164	$2,768,781	$254,144	(3)	$7,625,089
Obligations under capitalized leases,
less current maturities	122,426	-	-		122,426
Notes payable	-	-	2,117,864	(1)	2,117,864
Deferred liability	313,397	-	-	(1)	313,397
Convertible debenture	138,175	-			138,175

Total liabilities	5,176,162	2,768,781	2,372,008		10,316,951
Minority interest	700,320	-	-		700,320

Stockholders' equity;
Common stock	13,831	2,710,275	(2,709,317)	(1)	14,789
Additional paid in capital	46,610,747	31,727	2,085,157	(1)	48,727,631
Stock subscription receivable	(616,650)	(125,000)	125,000	(1)	(616,650)
Treasury stock	(27,197)	-	-		(27,197)
Common stock to be issued	108,500				108,500
Other comprehensive income (loss)	(520,691)	-	-		(520,691)
Accumulated deficit	(30,318,988)	(3,438,291)	3,438,291	(1)	(31,264,901)
			(945,913)	(2), (3)
Total stockholders' equity	15,249,552	(821,289)	1,993,218		16,421,481

Total liabilities and stockholders' equity	$21,126,034	$1,947,492	$4,365,226		$27,438,752

NOTES:

(1) Elimination of Common stock and accumulated earnings of McCue Systems before the acquisition and to record the purchase of McCue Systems by NetSol.
The initial purchase price is $4,235,706 of which one-half is due at closing in cash and stock. The 2nd installment is due 12 months later and the 3rd installment is due 24 months later, based upon audited financials statements of the subsequent periods.

The initial purchase price and 1st installment allocation is as follows:

Purchase Price allocation:		1st Installment
Common Stock, 958,213 shares		$958
Additional paid in capital		2,116,884
Cash, provided by financing		2,117,864
Additional consideration payable		-
Total purchase price		$4,235,706

McCue equity (net assets and liabilities)		$(821,289)
Intangible assets:
Customer Lists	3,331,337	3,331,337
Licenses	127,510	127,510
Goodwill	5,833,894	1,598,148
	9,292,741	5,056,995

		$4,235,706

(2) Amortization of intangible assets acquired
(3) Interest payable accrued on the notes issued for the financing at 12% per annum

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED PRO-FORMA STATEMENT OF OPERATIONS
FOR THE TWELVE MONTH PERIOD ENDED JUNE 30, 2005
(UNAUDITED)

	NetSol	McCue Systems
	For the twelve month period ended 6-30-05		Pro Forma		Pro Forma
	(Audited)	(Unaudited)	Adjustment		Combined

Net Revenue	$12,437,653	$4,415,680	$-		$16,853,333

Cost of revenue	4,754,749	2,308,733	-		7,063,482

Gross profit	7,682,904	2,106,947	-		9,789,851

Operating expenses	6,618,199	2,347,229	691,769	(2)	9,911,339
			254,144	(3)
Income (loss) from operations	1,064,705	(240,282)	(945,913)		(121,488)

Other income and (expenses)	(290,307)	6,071	-		(284,236)

Income (loss) from continuing operations	774,398	(234,211)	(945,913)		(405,724)

Minority interest in subsidiary	(111,073)	-	-		(111,073)

Net income (loss)	663,325	(234,211)	(945,913)		(516,797)

Other comprehensive income (loss):
Translation adjustment	(282,129)	-	-		(282,129)

Comprehensive income (loss)	$381,196	$(234,211)	$(945,913)		$(798,926)

EARNINGS PER SHARE

Weighted -average number of shares outstanding:
Basic	12,555,838	669,539			13,225,377
Diluted	15,734,536	669,539			16,404,075

Income (loss) per share
Basic	$0.05	$(0.35)			$(0.04)
Diluted	$0.04	$(0.35)			$(0.03)

NOTES:
(1)	Weighted-average number of shares outstanding for the combined entity includes all shares issued for the acquisition of 958,213 shares as if outstanding as of July 1, 2004.
(2)	Amortization of intangible assets acquired in acquisition.
(3)	Interest on notes payable for the financing of the initial installment @ 12% per annum.

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
PRO-FORMA FINANCIAL STATEMENTS
MARCH 31, 2006
(UNAUDITED)

The following unaudited Pro-Forma Statement of Financial Conditions and Statement of Operations have been derived from the unaudited consolidated financial statements of NetSol Technologies, Inc. (“NetSol”) as of March 31, 2006 and the unaudited financial statements of McCue Systems, Incorporated (a California corporation) (“McCue Systems”) as of March 31, 2006. The unaudited Pro Forma Statement of Financial Conditions and Statement of Operations reflect the 100% acquisition of McCue Systems by NetSol under a stock purchase agreement. The Company has accounted for the acquisition under the purchase method of accounting for business combinations. The pro-forma Statement of Financial Conditions and the pro-forma Statements of Operations assumes the acquisition was consummated as of July 1, 2005, the beginning of NetSol Technologies’ fiscal year.

The initial purchase of $4,235,706 is price is based on the December 31, 2005 audited financial statements of McCue Systems. The other half is due in two installments; the first 25% after the audited December 31, 2006 financial statements have been prepared, and the second 25% after the audited December 31, 2007 financial statements have been prepared.

The Pro-Forma Statement of Financial Conditions and Statement of Operations should be read in conjunction with the Consolidated Financial Statements of NetSol, related Notes to the financial statements, and the Financial Statements of McCue Systems. The Pro-Forma statements do not purport to represent what the Company’s financial condition and results of operations would actually have been if the acquisition of McCue Systems had occurred on the date indicated or to project the Company’s results of operations for any future period or date. The Pro-Forma adjustments, as described in the accompanying data, are based on available information and the assumptions set forth in the notes below, which management believes are reasonable.

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED PRO-FORMA STATEMENT OF FINANCIAL CONDITIONS
AS OF MARCH 31, 2006
(UNAUDITED)

	NetSol	McCue Systems
	3/31/2006	3/31/2006	Pro Forma		Pro Forma
	(Unaudited)	(Unaudited)	Adjustment		Combined

ASSETS

Current Assets	$15,783,378	$1,889,881		(1)	$17,673,259
Property & equipment, net	6,425,581	64,706	-		6,490,287
Intangible assets, net	6,873,237	211,312	4,518,256	(1)	11,083,978
			(518,827)	(2)
Total assets	$29,082,196	$2,165,899	$3,999,429		$35,247,524

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities	$5,237,487	$2,448,449	$190,608	(3)	$7,876,544
Obligations under capitalized leases,
less current maturities	118,079	-	-		118,079
Notes payable	-	-	2,117,864	(1)	2,117,864
Deferred liability	313,397	-	-		313,397
Convertible debenture	-	-			-

Total liabilities	5,668,963	2,448,449	2,308,472		10,425,884
Minority interest	1,385,010	-	-		1,385,010

Stockholders' equity;
Common stock	15,142	2,710,275	(2,709,317)	(1)	16,100
Additional paid in capital	52,584,940	31,727	2,085,157	(1)	54,701,824
Stock subscription receivable	(372,688)	-	-		(372,688)
Treasury stock	(27,197)	-	-		(27,197)
Common stock to be issued	116,000				116,000
Other comprehensive income (loss)	(319,590)	-	-		(319,590)
Accumulated deficit	(29,968,384)	(3,024,552)	3,024,552	(1)	(30,677,819)
			(709,435)	(2), (3)
Total stockholders' equity	22,028,223	(282,550)	1,690,958		23,436,631

Total liabilities and stockholders' equity	$29,082,196	$2,165,899	$3,999,429		$35,247,524

NOTES:
(1) Elimination of Common stock and accumulated earnings of McCue Systems before the acquisition and to record the purchase of McCue Systems by NetSol.
The initial purchase price is $4,235,706 of which one-half is due at closing in cash and stock. The 2nd installment is due
12 months later and the 3rd installment is due 24 months later, based upon audited financials statements of the subsequent periods.

The initial purchase price and 1st installment allocation is as follows:

Purchase Price allocation:		1st Installment
Common Stock, 958,213 shares		$958
Additional paid in capital		2,116,884
Cash, provided by financing		2,117,864
Additional consideration payable		-
Total purchase price		$4,235,706

McCue equity (net assets and liabilities)		$(282,550)
Intangible assets:
Customer Lists	3,331,337	3,331,337
Licenses	127,510	127,510
Goodwill	5,295,155	1,059,409
	8,754,002	4,518,256

		$4,235,706

(2) Amortization of intangible assets acquired
(3) Interest payable accrued on the notes issued for the financing at 12% per annum

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED PRO-FORMA STATEMENT OF OPERATIONS
FOR THE NINE MONTH PERIODS ENDED MARCH 31, 2006
(UNAUDITED)

	NetSol	McCue Systems
	Nine month period ended 3-31-06		Pro Forma		Pro Forma
	(Unaudited)	(Unaudited)	Adjustment		Combined

Net Revenue	$14,040,185	$4,508,411	$-		$18,548,596

Cost of revenue	5,962,913	1,899,159	-		7,862,072

Gross profit	8,077,272	2,609,252	-		10,686,524

Operating expenses	6,848,682	2,100,006	518,827	(2)	9,658,121
			190,608	(3)
Income (loss) from operations	1,228,590	509,246	(709,435)		1,028,403

Other income and (expenses)	(178,117)	57,165	-		(120,952)

Income (loss) from continuing operations	1,050,473	566,411	(709,435)		907,451

Minority interest in subsidiary	(699,872)	-	-		(699,872)

Net income (loss)	350,601	566,411	(709,435)		207,579

Other comprehensive income (loss):
Translation adjustment	201,100	-	-		201,100

Comprehensive income (loss)	$551,701	$566,411	$(709,435)		$408,679

EARNINGS PER SHARE

Weighted -average number of shares outstanding:
Basic	15,225,903	669,539			15,895,442
Diluted	15,651,130	730,014			16,381,144

Income (loss) per share:
Basic	$0.02	$0.85			$0.01
Diluted	$0.02	$0.78			$0.01

NOTES:
(1) Weighted-average number of shares outstanding for the combined entity includes all shares issued for the acquisition of 958,213 shares as if outstanding as of July 1, 2004.
(2) Amortization of intangible assets acquired in acquisition
(3) Interest on notes payable for the financing of the initial installment @ 12% per annum.